SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Nationwide Variable Insurance Trust

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 3, 2014

NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Each a series of
Nationwide Variable Insurance Trust
1000 Continental Drive
Suite 400
King of Prussia, PA 19406
800-848-6331

To the shareholders of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the Trust will hold a Special Meeting of Shareholders (the “Meeting”) relating to the Funds, which shall be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, on September 3, 2014 at [9:00 a.m.], Eastern time, for the following purposes as described in the accompanying Proxy Statement:

1.	To approve a Subadvisory Agreement between the Trust, Nationwide Fund Advisors, and Nationwide Asset Management, LLC, on behalf of each Fund; and
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Funds as of the close of business on June 23, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  Each share of each Fund is entitled to one vote, and a proportional fractional share held is entitled to a proportional fractional vote, with respect to the proposal.  Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet.  Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.  If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time.  However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.  Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

If you have any questions regarding the proposal, please call the Trust at 800-848-6331 (toll-free).

By Order of the Board of Trustees,

Eric E. Miller
Secretary
[July 28, 2014]

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card.  Please vote your proxy regardless of the number of shares owned.  You may revoke your proxy at any time at or before the Meeting, or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive
Suite 400
King of Prussia, PA 19406
800-848-6331

PROXY MATERIALS

NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

To the shareholders of each of the series listed above (each, a “Fund,” and collectively, the “Funds”) of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds:

I am writing to let you know that a Special Meeting of Shareholders of the Funds of the Trust will be held at the offices of the Trust, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, on September 3, 2014 at [9:00 a.m.], Eastern time (the “Meeting”).  You are being asked to approve a Subadvisory Agreement between the Trust, Nationwide Fund Advisors, the investment adviser for the Funds, and Nationwide Asset Management, LLC, the proposed subadviser for the Funds, on behalf of each Fund (the “Proposal”).  This package contains information about the Proposal, which includes the Notice of Meeting, Proxy Statement and Proxy Card (or voting instruction form) to be used for voting.

The Board of Trustees of the Trust (the “Board”), including the trustees who are deemed to be independent trustees under the Investment Company Act of 1940, as amended, has unanimously approved the Proposal, and believes it to be in the best interests of the shareholders of each Fund.  The Board recommends unanimously that you vote FOR the Proposal.

The Q&A that follows this letter is provided to assist you in understanding the Proposal.  The Proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the Proxy Card (or voting instruction form) enclosed in this package and return it by mail in the postage-paid envelope provided, or vote by telephone or over the Internet.  Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take the time to read the Proxy Statement and cast your vote as soon as possible.

Should you have any questions before you vote, please call the Trust at 800-848-6331 (toll-free).  You also may receive a telephone call from the Funds’ proxy solicitor, Broadridge Financial Solutions, Inc., asking you to vote your shares.  Thank you in advance for considering this issue and for promptly returning your Proxy Card (or voting instruction form).

By Order of the Board of Trustees,

Eric E. Miller
Secretary
[July 28, 2014]

IMPORTANT SHAREHOLDER INFORMATION

Below is a brief overview of the proposal to be voted upon.  Your vote is important.  Please read the full text of the enclosed Proxy Statement, which you should retain for future reference.  If you need another copy of the Proxy Statement, please call the Trust at 800-848-6331 (toll-free).

Who is asking for my vote?

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is requesting your vote at the Special Meeting of Shareholders (the “Meeting”) of NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund (each, a “Fund,” and collectively, the “Funds”) to be held on September 3, 2014, or any adjournments thereof.

What proposal am I being asked to vote on?

You are being asked to approve (the “Proposal”) a Subadvisory Agreement between the Trust, Nationwide Fund Advisors (“NFA”), and Nationwide Asset Management, LLC (“NWAM”), on behalf of each Fund (the “New Subadvisory Agreement”).

Why am I being asked to vote?

You have been sent this Proxy Statement because you have the right to vote on an important Proposal concerning your investment in one or more of the Funds.

The Trust, on behalf of each Fund, has previously entered into an Investment Advisory Agreement with NFA.  Pursuant to this Investment Advisory Agreement, NFA may select one or more subadvisers for each Fund, subject to the supervision and direction of the Board.  NFA selects subadviser(s) it believes will provide the Funds with high-quality investment management services consistent with the Funds’ investment objectives.  NFA is responsible for the overall monitoring of the Funds’ subadviser(s).

NFA has selected NWAM, an affiliate of NFA, to serve as subadviser for the Funds pursuant to the New Subadvisory Agreement and has recommended to the Board that the Board approve the appointment of NWAM as the Funds’ subadviser.  The Board unanimously approved the New Subadvisory Agreement at its June 11, 2014, meeting and voted to submit the New Subadvisory Agreement to a vote of each Fund’s shareholders.  The Board recommends that the shareholders of the Funds vote to approve the New Subadvisory Agreement.  The various factors that the Board considered in making this determination are described in this Proxy Statement.  If approved by shareholders, NFA will terminate and replace the Funds’ current subadviser, BlackRock Investment Management, LLC (“BlackRock”), with NWAM.  NWAM will then serve as subadviser to the Funds and provide day-to-day portfolio management to a portion of each Fund.

The Proposal is not expected to result in a change in the level or quality of services that the Funds currently receive.  NFA will pay NWAM a portion of the investment advisory fee that NFA receives from the Funds.  The New Subadvisory Agreement will not result in an increase in the investment advisory fees or overall expenses paid by the Funds.

The Board unanimously approved the New Subadvisory Agreement at its June 11, 2014, meeting and voted to submit the New Subadvisory Agreement to a vote of each Fund’s shareholders.  The Board recommends that the shareholders of the Funds vote to approve the New Subadvisory Agreement.  The various factors that the Board considered in making this determination are described in this Proxy Statement.

As an owner of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Funds, you may vote on the Proposal that relates to each Fund in which you own shares.  This Proxy Statement provides you with information regarding the Proposal for you to consider before casting your vote.

Why am I being asked to approve the New Subadvisory Agreement?

The Trust is an investment company registered under the 1940 Act, which requires that a new investment advisory agreement (or subadvisory agreement, except in certain instances in which special exemptive relief has been obtained from the Securities and Exchange Commission (“SEC”) (the “Manager of Managers Order”)) must be approved by a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) to take effect.

The Funds’ current subadviser is BlackRock.  NFA has concluded that, for purposes of providing day-to-day portfolio management to a portion of each Fund, the selection of NWAM, an affiliate of NFA, serves the interests of the Funds’ shareholders better than BlackRock.  Because NWAM is an affiliate of NFA, the Manager of Managers Order that would otherwise apply to allow NFA to appoint a subadviser without shareholder approval is not available.  Thus, the New Subadvisory Agreement must be submitted to shareholders of the Funds for their vote in order for the New Subadvisory Agreement to take effect.

The provisions of the 1940 Act relating to the approval of investment advisory agreements are designed to ensure that shareholders of registered investment companies are able to participate in the decision as to which investment adviser or subadviser manages the investment company.

What are the features of the New Subadvisory Agreement?

The Funds are currently subject to a Subadvisory Agreement between the Trust, NFA, and BlackRock, on behalf of each Fund (the “Current Subadvisory Agreement”).  The New Subadvisory Agreement provides for a substantially similar investment management structure.  General oversight of the Funds will be performed by NFA as the investment adviser for the Funds, but NWAM will provide day-to-day portfolio management to a portion of each Fund.  As a practical matter, it is anticipated that under the New Subadvisory Agreement you will not experience a change in the level or quality of services that your Fund currently receives under the Current Subadvisory Agreement.  The Funds will continue to pay a management fee only to NFA.  NFA will pay a portion of that fee to NWAM.  The management fee paid by the Funds to NFA will not change and overall expenses of the Funds are not expected to increase.

What will happen if there are not enough votes to approve the New Subadvisory Agreement?

It is important that shareholders complete, sign, date and return Proxy Card(s)/voting instruction form(s) or vote by touch-tone telephone or Internet to ensure that there is a quorum for the Meeting.  If we do not receive your Proxy Card(s)/voting instruction form(s) or telephonic or Internet vote after several weeks, you may be contacted by officers of the Trust or NFA or by our proxy solicitor, Broadridge Financial Solutions, Inc.,  who will remind you to vote your shares and help you return your proxy.  If we do not receive sufficient votes to approve the New Subadvisory Agreement, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

COMMON QUESTIONS AND GENERAL INFORMATION

How does the Board recommend that I vote?

The Board unanimously approved the New Subadvisory Agreement on June 11, 2014 and recommends that you vote to approve it.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Fund that you own at the close of business on the record date. The record date is June 23, 2014.

How do I vote my shares?

You may vote your shares at the Meeting.  Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet.  You can vote your shares by:

(1)	completing and signing the enclosed Proxy Card (or voting instruction form) and mailing it in the enclosed postage-paid envelope; or
(2)	Internet or telephone by following the voting procedures described on the Proxy Card.

Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting.  If you specify a vote for the Proposal, your proxy will be voted as you indicate.  If you simply sign, date, and return the Proxy Card, but do not specify a vote for the Proposal, your proxy will be voted FOR the Proposal.  If you need any assistance, or have any questions regarding the Proposal or on how to vote your shares, please call the Trust at 800-848-6331 (toll-free).

How do I sign the Proxy Card?

Please sign exactly as your name appears on the Proxy Card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

How can I obtain more information?

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to shareholders of the Funds, upon request, which request may be made either by writing to the Trust at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 or by calling the Trust at 800-848-6331 (toll-free).  If you have any questions regarding the Proposal, please call the Trust at 800-848-6331 (toll-free).

Please note that only one annual or semi-annual report, Proxy Statement, or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. The Trust will deliver promptly upon written or oral request, without charge, a separate copy of an annual or semi-annual report or Proxy Statement to a shareholder at a shared address to which a single copy of documents was delivered. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or to request a single copy of these documents if multiple copies of these documents are received, shareholders should contact the Trust at the above-referenced address or telephone number.

PROXY STATEMENT

TABLE OF CONTENTS

Page
PROPOSAL: TO APPROVE THE NEW SUBADVISORY AGREEMENT BETWEEN THE TRUST, NATIONWIDE FUND ADVISORS, AND NATIONWIDE ASSET MANAGEMENT, LLC, ON BEHALF OF EACH FUND	2
BACKGROUND AND DESCRIPTION OF THE PROPOSAL	5
VOTING INFORMATION	7
PRINCIPAL HOLDERS OF SHARES	10
MORE INFORMATION ABOUT THE TRUST	10
EXHIBITS TO PROXY STATEMENT	13

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

TO BE HELD ON SEPTEMBER 3, 2014

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”).  At the Meeting, shareholders of the Funds will be asked to approve (the “Proposal”) a Subadvisory Agreement between the Trust, Nationwide Fund Advisors (“NFA”), the investment adviser for the Funds, and Nationwide Asset Management, LLC (“NWAM”), the proposed subadviser for the Funds, on behalf of each Fund (the “New Subadvisory Agreement”).  The New Subadvisory Agreement has been approved by the Board of Trustees (the “Board”) of the Trust.

The Meeting will be held at the offices of the Trust at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, on September 3, 2014 at [9:00 a.m.], Eastern time, as may be adjourned from time to time.  The Board is soliciting proxies from shareholders of each Fund with respect to the Proposal.

The principal executive office of the Trust is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.  You can reach the offices of the Trust by telephone by calling 800-848-6331 (toll-free).

It is anticipated that this Proxy Statement and related materials will be sent, or made available, to shareholders of the Fund on or about July 28, 2014.

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide Life”) from owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to subaccounts of Nationwide Life or separate accounts invested in shares of the Funds.

For purposes of this Proxy Statement, the terms “you,” “your,” and “shareholder” refer to both Variable Contract owners (“Contract Owners”) who invest in the Funds through their Variable Contracts and Nationwide Life.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 3, 2014.  The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at www.nationwide.com/mutualfundsshareholdernews.

PROPOSAL:  TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN THE TRUST, NATIONWIDE FUND ADVISORS, AND NATIONWIDE ASSET MANAGEMENT, LLC, ON BEHALF OF EACH FUND

Each of the NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund (each, a “Fund,” and collectively, the “Funds”), as discussed in detail in the prospectus and statement of additional information for each Fund, consists of two main components.  First, a majority of each Fund’s portfolio (the “Core Sleeve”) operates as a “fund of funds” that invests in mutual funds offered by the Trust or by Nationwide Mutual Funds, a separate Delaware statutory trust that is affiliated with the Trust (each, an “Underlying Fund,” or collectively, the “Underlying Funds”).  Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objectives and strategies.  The remainder of each Fund (the “Volatility Overlay”) is designed to manage the volatility of a Fund’s portfolio by using stock index futures to hedge against stock market risks and/or to increase or decrease a Fund’s overall exposure to the equity markets. Each Fund is intended to be used primarily in connection with certain guaranteed benefits available through Variable Contracts issued by Nationwide Life, and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile.  A reduction in volatility also serves to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits.

Nationwide Fund Advisors (“NFA”) is the investment adviser for each Fund and also is responsible for managing the Core Sleeves’ investments in the Underlying Funds.  Management of each Volatility Overlay, and the decisions of whether to increase or decrease a Volatility Overlay’s equity exposure, are determined by an algorithm that was developed by, and is proprietary to, Nationwide Life.  On a daily basis, NFA administers the algorithm and provides a subadviser with the index notional exposure required for futures positions for each Fund.  Upon the receipt of such advice, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations.  The subadviser is also responsible for maintaining all outstanding margin accounts and residual cash, and for monitoring the value of each Fund’s futures positions.  BlackRock Investment Management, LLC (“BlackRock”) is currently each Fund’s subadviser pursuant to the current Subadvisory Agreement between the Trust, NFA, and BlackRock, on behalf of each Fund (the “Current Subadvisory Agreement”), and is responsible for the execution of trades to meet each Volatility Overlay’s target futures positions.

The algorithm that drives the Funds’ volatility management strategy constitutes valuable intellectual property to Nationwide Life, the confidentiality of which it must maintain internally and among its affiliates in order to protect what it views to be a competitive business advantage.  The use of a proprietary algorithm, however, poses challenges to using an unaffiliated subadviser, as NFA has found there to be few qualified unaffiliated subadviser candidates that are willing to provide the futures trading necessary for the Volatility Overlays without using their own volatility management programs.  For these reasons, the role played by any subadviser to the Volatility Overlays becomes more limited, as the decisions of whether to increase or decrease equity exposure, and to what extent, are directed by the algorithm, and not by the subadviser.  This may cause a subadviser to be at risk of liabilities related to investment decisions that it did not make.  Although BlackRock, which is not affiliated with NFA, currently subadvises each Fund’s Volatility Overlay, it has recently indicated its reluctance to continue to do so.

NFA now recommends the appointment of Nationwide Asset Management, LLC (“NWAM”) to replace BlackRock as each Fund’s subadviser.  NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) that is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  NFA and Nationwide Life are wholly-owned subsidiaries of Nationwide Financial Services, Inc., 95.2% of the ownership of which is held by Nationwide Mutual.  As such, NWAM, NFA and Nationwide Life are considered “affiliates,” as that term is defined in the 1940 Act.  NFA believes that employing a subadviser that is affiliated with it will address the issues described above.

NFA acknowledges that the replacement of BlackRock with an affiliated subadviser raises potential conflicts of interest.  The subadvisory fees that NFA would pay NWAM are lower than the fees it currently pays to BlackRock.  This reduces the costs to NFA of managing the Funds and redirects such fees to a company that is also controlled by Nationwide Mutual.  Additional conflicts of interest may exist also because NWAM, like NFA, is affiliated with Nationwide Life, and one purpose of the Volatility Overlays is to minimize the costs and risks to Nationwide Life of supporting guaranteed benefits available through Variable Contracts.  Accordingly, the risk exists that, in providing the futures trading program for the Funds, NWAM (like NFA) may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Contracts.  Nevertheless, NWAM’s role as subadviser will be limited to the same extent as BlackRock’s.  The decisions of whether to increase or decrease equity exposure, and to what extent, will continue to be directed by the algorithm, from which NWAM will not be permitted to deviate.

Although the algorithm was developed by Nationwide Life, it is administered by NFA, as the investment adviser to the Funds.  As the Funds’ investment adviser, NFA has a fiduciary duty to each Fund and must act in the best interests of each Fund’s shareholders.  As the Funds’ subadviser, NWAM would also have a fiduciary duty to each Fund and must act in the best interests of each Fund’s shareholders.  NFA and NWAM therefore together have adopted various policies, procedures and internal compliance controls that are intended to identify, monitor and address actual or potential conflicts of interest in order to safeguard the best interests of the Funds’ shareholders.

NFA thus believes that the appointment of NWAM to subadvise the Funds will not only maintain the quality of services provided to the Funds’ shareholders, but will better serve the interests of the Fund’s shareholders.  As discussed below, (1) NWAM is qualified to conduct the futures trading program for each Fund’s Volatility Overlay, and (2) as an affiliate of NFA, NWAM’s interests as a subadviser are aligned with those of NFA in providing quality investment management services for the benefit of the Funds’ shareholders.

As a wholly-owned subsidiary of Nationwide Mutual, NWAM acts primarily as an investment adviser for its affiliated companies and their business needs.  Certain employees of NWAM also may provide advisory services to affiliated portfolios representing proprietary assets of Nationwide Mutual and Nationwide Life side by side with accounts of NWAM clients, providing centralized derivatives execution, including for risk management and hedging mandates, and derivatives related support, such as market and position data management, counterparty risk management, collateral management and settlement and clearing support.  In this context, such NWAM employees engage in significant derivatives market transactions, providing the requisite expertise for NWAM to manage each Fund’s Volatility Overlay.  In subadvising the Funds, the provision by NWAM of futures trading services to fulfill an investment strategy of its affiliate is consistent with NWAM’s mandate to serve as an investment adviser to its affiliated companies and their business needs.  Unlike an unaffiliated subadviser, which may be unwilling to assume the risk of certain liabilities that derive from the use of another company’s volatility management program, NWAM is willing to assume such risks because the Funds’ volatility management program has been developed by Nationwide Life and is administered by NFA, both of which are affiliated with NWAM.  As affiliates, NFA and NWAM share a common electronic communications and data management infrastructure designed to maximize protection against security violations.  Moreover, as an affiliate of both NFA and Nationwide Life, NWAM shares NFA’s and Nationwide Life’s proprietary concerns in maintaining the confidentiality of the algorithm that governs how the Volatility Overlays are managed.

Based on the foregoing considerations, NFA recommended that the Board of Trustees of the Trust (the “Board”) approve the appointment of NWAM to subadvise the Funds, subject to the approval of each Fund’s respective shareholders.  The Board has approved the appointment of NWAM as subadviser and is recommending that owners of Variable Contracts entitled to give voting instructions to the shareholders of the Funds approve the New Subadvisory Agreement, pursuant to which NWAM will serve as subadviser to the Funds and manage the Volatility Overlay of each Fund (the “Proposal”).  The Proposal is not expected to result in a change in the level or quality of services the Funds currently receive.

Although the Funds have received an exemptive order issued by the Securities and Exchange Commission (“SEC”), which permits the Board to hire and fire unaffiliated subadvisers without shareholder approval (the “Manager of Managers Order”), the Manager of Managers Order does not permit the hiring of any affiliated subadvisers unless shareholder approval is obtained.  Since NWAM is an affiliate of NFA, shareholders of each Fund must approve the New Subadvisory Agreement in order for it to take effect with respect to that Fund.

Board of Trustees’ Considerations

At an in-person Board meeting held on June 11, 2014, the Board discussed and approved the New Subadvisory Agreement on behalf of each Fund, and unanimously agreed to recommend that shareholders approve the New Subadvisory Agreement.  The Board had requested and been provided with detailed materials relating to NWAM in advance of the meeting, and met with portfolio managers of NWAM and other NWAM personnel at a prior meeting.  The material factors and conclusions that formed the basis for the Board’s approval and recommendation are as follows:

The Nature, Extent and Quality of the Services to be Provided by NWAM as Subadviser.  The Board considered the information provided by NFA relating to NWAM, including information relating to NWAM’s derivatives trading experience and capabilities.  The Board also considered the experience of the investment personnel of NWAM who would be overseeing the subadviser’s implementation of the Volatility Overlay for the Funds.  The Board concluded that the nature and extent of the services to be provided by NWAM appeared to be consistent with the terms of the New Subadvisory Agreement.

Investment Performance.  The Board evaluated the Funds’ investment performance.  The Board concluded that the prospects for satisfactory investment performance of the Funds, if NWAM were appointed as a subadviser, were reasonable.

Fee Levels.  The Board considered the Funds’ overall fee level and noted that the overall expenses of the Funds would not increase because of the New Subadvisory Agreement, as NWAM’s fees are paid out of the advisory fee that NFA receives from the Funds.  The Board concluded that the subadvisory fees to be paid to NWAM appeared to be fair and reasonable in light of the information provided.

Economies of Scale.  The Board considered that the subadvisory fee to be paid to NWAM by NFA will be a flat fee.

Profitability; Fall-Out Benefits. The Board determined to defer any review of NWAM’s overall profitability until NWAM has served as subadviser for the Funds for a reasonable period of time. The Board considered that the subadvisory fees that NFA would pay NWAM are lower than the fees it currently pays to BlackRock, which will reduce the costs to NFA of managing the Funds, and that the subadvisory fees paid by NFA would be paid to a company that is also controlled by Nationwide Mutual.  The Board also considered and relied on NFA’s statements that BlackRock has recently indicated its reluctance to continue to serve as the subadviser to the Funds, and that another, unaffiliated subadviser, may be reluctant to assume the risk of certain liabilities that derive from the use of Nationwide Life’s volatility management program.  The Board considered the benefits to the Funds arising from using an affiliated subadviser.

Terms of the New Subadvisory Agreement.  The noncompensatory terms of the New Subadvisory Agreement are substantially similar to the terms of the Current Subadvisory Agreement.

The Board having considered each of the foregoing factors, unanimously concluded that each factor supported a determination to approve the New Subadvisory Agreement.  No single factor alone was determinative in the decision of the Board, rather the totality of the factors taken together informed the Board’s decisions.

Shareholder Approval

In order to take effect, the New Subadvisory Agreement, with respect to each Fund, must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67%

or more of the voting securities of a Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund.  If there are sufficient votes for some, but not all, of the Funds to approve the New Subadvisory Agreement, the Meeting may be adjourned as to those Funds for which there are not sufficient votes to approve the New Subadvisory Agreement.  A shareholder vote may be taken prior to any adjournment of the Meeting with respect to one or more Funds for which there are sufficient votes for approval of the New Subadvisory Agreement, even though the Meeting is adjourned as to one or more other Funds.

With respect to Nationwide Life separate accounts, Nationwide Life will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.  Nationwide Life is expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received.  As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve the Proposal.  Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to the Funds’ shareholders and to Contract Owners.

BACKGROUND AND DESCRIPTION OF THE PROPOSAL

NFA operates as a “manager of managers” under the Manager of Managers Order the Trust has received from the SEC.  However, the Manager of Managers Order does not permit the hiring of any affiliated subadvisers unless shareholder approval is obtained.  Since NWAM is an affiliate of NFA, shareholders of the Funds must approve the New Subadvisory Agreement in order for it to take effect.

If the New Subadvisory Agreement is approved and NWAM serves as subadviser to the Funds, NFA’s duties and responsibilities, with respect to the Funds, will be the same as they are now with BlackRock as the Funds’ subadviser.  NFA will continue to manage the Funds’ Core Sleeves’ investments in Underlying Funds and also will oversee portfolio management provided by NWAM for the Funds’ Volatility Overlays.  General oversight of NWAM will be performed by NFA as the investment adviser to the Funds.

Information About NFA and NWAM

NFA and NWAM are investment advisers that are registered with the SEC pursuant to the Advisers Act.  NFA was organized in 1999 as an investment adviser for mutual funds.  NWAM was organized in 2007 to serve primarily an investment adviser for its affiliated companies and their business needs.

As described above, NWAM is an affiliate of NFA.  The name, address and principal occupation of each of the principal executive officers and directors of NFA and NWAM are included in Exhibit C.

NWAM currently serves as a subadviser for other series of the Trust, including the NVIT Core Bond Fund, NVIT Government Bond Fund and NVIT Short Term Bond Fund, as well as to the Volatility Overlays of the NVIT Managed American Funds Asset Allocation Fund and NVIT Managed American Funds Growth-Income Fund.

Material Differences Between the New Subadvisory Agreement and the Current Subadvisory Agreement

The New Subadvisory Agreement and the Current Subadvisory Agreement are materially different with respect to certain matters, such as the parties to the agreement (i.e., the New Subadvisory Agreement is between the Trust, NFA, and NWAM and the Current Subadvisory Agreement is between the Trust, NFA, and BlackRock) and the fee schedule (i.e., the fee payable to NWAM by NFA is substantially lower under the New Subadvisory Agreement than the fee payable to BlackRock by NFA under the Current Subadvisory Agreement).  Additionally, under the New Subadvisory Agreement, NFA is now solely responsible for the voting of proxies of all the issuers whose securities are held by the Funds.  The New Subadvisory Agreement also describes NWAM’s role in the management of the Volatility Overlays of the Funds in greater detail than the Current Subadvisory Agreement.  Nevertheless, as a practical matter, it is anticipated that under the New Subadvisory Agreement you will not experience a change in the level or quality of services that your Fund currently receives under the Current Subadvisory Agreement.

Key Features of the New Subadvisory Agreement

Pursuant to the New Subadvisory Agreement, NWAM will manage each Fund’s Volatility Overlay assets on a day-to-day basis, subject to NFA’s overall supervisory responsibility for the general management and investment of each Fund’s assets.  The New Subadvisory Agreement was approved by the Board on June 11, 2014.  A form of the New Subadvisory Agreement is attached as Exhibit B.  The key features of the New Subadvisory Agreement are described below.

Subadvisory Services.   Under the New Subadvisory Agreement, NWAM, upon receipt of advice from NFA with regard to the index notional exposure required for each futures position, expressed as a percentage of each Fund’s total assets, is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations.  NWAM is also responsible for maintaining all outstanding margin accounts with futures commission merchants for which NFA has granted NWAM trading authority and residual cash, although to the extent that residual cash is invested in a money market fund cash sweep vehicle or other cash sweep vehicle, NFA selects the cash sweep vehicle in which the cash would be invested.  NWAM is also required to monitor the value of each Fund’s futures position and short-term investments/cash positions.

Subadvisory Fees.   Under the New Subadvisory Agreement, NWAM is entitled to an annual fee for the management of each Fund.  The compensation payable to NWAM will be paid by NFA, as the Funds are not responsible for payment of any subadvisory fees directly to NWAM.  The fee payable to NWAM by NFA under the New Subadvisory Agreement for subadvising all four Funds, together with the NVIT Managed American Funds Asset Allocation Fund and NVIT Managed American Funds Growth-Income Fund (two other series of the Trust that NWAM also subadvises), is a single flat rate of $250,000 annually.  This fee is substantially lower than the minimum annual fee payable by NFA to BlackRock under the Current Subadvisory Agreement.

Continuance.  If shareholders of a Fund approve the New Subadvisory Agreement, it will continue for no more than two years from the date of its effectiveness, unless earlier terminated.  The New Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Board or by a vote of a majority of outstanding shares of a Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Brokerage.  Under the Agreement, NWAM is authorized to purchase and sell portfolio investments on behalf of the Fund through brokers or dealers NWAM selects and to negotiate commissions to be paid on such transactions.  In doing so, NWAM is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Termination.  The New Subadvisory Agreement provides that it may be terminated as to any applicable Fund at any time, without the payment of any penalty by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the applicable Fund, or by NFA, or by NWAM upon not less than 60 days written notice to the other party.  The New Subadvisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

THE BOARD OF TRUSTEES UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL

VOTING INFORMATION

Who Is Entitled To Vote?

Only shareholders of record at the close of business on June 23, 2014 (the “Record Date”) will be entitled to vote at the Meeting.  The total outstanding shares of each Fund entitled to vote as of the Record Date is set forth in Exhibit A.

What Constitutes a Quorum?

With respect to actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of 40% of the outstanding shares of each Fund entitled to vote on the Proposal (generally Nationwide Life) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting.  Because the shareholders of each Fund are voting separately on the Proposal, the presence of a quorum at the meeting will be determined on a Fund-by-Fund basis.   Abstentions and “broker non-votes” (as described below under “How Will The Shareholder Voting Be Handled?”) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

What Happens if a Quorum Is Not Present?

If, in the unlikely event that a quorum is not present at the Meeting, in person or by proxy, as described above, then a majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting may adjourn the Meeting.  If a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned.  The Meeting also may be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.  It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment at their discretion.

What Vote Is Required To Approve the Proposal?

With respect to each Fund, the Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of (i) 67% or more of the voting securities of a Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund.

With respect to Nationwide Life separate accounts, Nationwide Life will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts.  Nationwide Life is expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve the Proposal.  Each share of a Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to each Fund’s shareholders and to Contract Owners.

What Happens if Shareholders of a Fund Do Not Approve the Proposal?

If shareholders of a Fund vote against the Proposal, the Meeting may be adjourned to a later date so that more votes can be sought with respect to that Fund.

How Do I Ensure My Vote Is Accurately Recorded?

You may attend the Meeting and vote in person or you may complete, sign, date and return the Proxy Card (or voting instruction form).  If you own shares of a Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card(s) or by going to the Internet address provided on the Proxy Card(s) or the Notice of Internet Availability of Proxy Materials and following the instructions.  Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal.  If you are eligible to vote by telephone or through the Internet, instructions are enclosed.  The Trust or its proxy solicitor must receive your voting instructions by the date of the Meeting in order to be counted for the Meeting.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Funds at the Meeting in accordance with the timely instructions received from shareholders.  If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.  If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

How Will the Shareholder Voting Be Handled?

Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies as described above in the section entitled “What Happens If A Quorum Is Not Present?”

This Proxy Statement also is being furnished in connection with the solicitation of voting instructions by Nationwide from Contract Owners having contract values allocated to a sub-account of a Nationwide Life separate account invested in shares of the Funds.

The rules of the SEC require that the Trust disclose in this Proxy Statement the effect of “broker non-votes.”  Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect to such shares. Nationwide Life, as the shareholder of record of the Trust’s shares, will vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life even in instances in which a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life just as any other shares for which Nationwide Life does not receive voting instructions.

May I Revoke My Proxy?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide at any time by (i) submitting to Nationwide Life subsequently dated voting instructions, (ii) delivering to Nationwide Life a written notice of revocation, or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable Contract Owners should contact Nationwide life for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call toll-free at 800-848-6331.

What Other Matters Will Be Voted Upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Funds other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of NFA and the Board.

What Other Solicitations Will Be Made?

This proxy solicitation is being made by the Board for use at the Meeting.  The cost of this proxy solicitation will be paid by NFA as set forth below.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of NFA and its affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews.  The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and shareholders, as applicable, at an anticipated estimated cost of $12,125.00, including out-of-pocket expenses, which will be borne by NFA as described herein.  Fees and expenses may be greater, depending on the effort necessary to obtain shareholder votes or voting instructions.  The Trust also has agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws.  The Trust expects that the solicitations will be primarily by mail, but also may include telephone, internet or oral solicitations.

As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below.  These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.  Contract Owners also may receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the Proxy Card and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who Will Pay the Expenses of the Proxy Solicitation?

NFA will pay all expenses arising from or incurred as a result of this proxy solicitation.

How Do I Submit a Shareholder Proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings.  A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting.  The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in Exhibit D attached to the Proxy Statement, owned beneficially or of record 5% or more of the outstanding shares of any class of the Funds. Except as noted therein, the Trust has no knowledge of beneficial ownership.

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of a Fund or class thereof.

MORE INFORMATION ABOUT THE TRUST

The Trust

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company formed under the laws of the State of Delaware by an Amended and Restated Declaration of Trust dated October 28, 2004, as most recently amended and restated on June 17, 2009 (the “Declaration”).  The Trust’s Declaration authorizes the Board to divide Trust shares into various series, or funds, each of which relates to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such fund. The Declaration permits the Board to issue an unlimited number of series and classes of shares.  Upon liquidation of a series of the Trust, shareholders are entitled to share pro rata in the net assets of such fund available for distribution to shareholders.

Currently 64 funds comprise the Trust with various share classes.

The Adviser

NFA, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund of the Trust pursuant to the Investment Advisory Agreement between the Trust and NFA, on behalf of each Fund, dated May 1, 2007, as amended (the “Investment Advisory Agreement”).  The Investment Advisory Agreement was last submitted to the sole shareholder of each Fund on April 25, 2007.

NFA was organized in 1999 as an investment adviser for mutual funds.  NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), a holding company that is a direct wholly-owned subsidiary of Nationwide Corporation.  All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (“Nationwide Mutual”) (95.2%) and Nationwide Mutual Fire Insurance Company (“Nationwide Fire”) (4.8%), each of which is a mutual company owned by its policyholders.  Nationwide Financial, Nationwide Corporation, Nationwide Mutual, and Nationwide Fire are each located at One Nationwide Plaza, Columbus, OH 43215.

The Funds did not pay any commissions to affiliated brokers for the fiscal year ended December 31, 2013.  Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2013, expressed as a percentage of a Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
NVIT CardinalSM Managed Growth Fund	0.00%
NVIT CardinalSM Managed Growth & Income Fund	0.00%
NVIT Investor Destinations Managed Growth Fund	0.01%
NVIT Investor Destinations Managed Growth & Income Fund	0.00%

The chart below lists the investment advisory fees that each Fund paid to NFA for the fiscal year ended December 31, 2013.

Fund	Fees Paid	Fees Waived and/or Reimbursed
NVIT CardinalSM Managed Growth Fund	$125,063	$144,009
NVIT CardinalSM Managed Growth & Income Fund	$61,645	$83,673
NVIT Investor Destinations Managed Growth Fund	$$51,370	$48,026
NVIT Investor Destinations Managed Growth & Income Fund	$$34,754	$47,311

The Subadviser

BlackRock is located at 1 University Square Dr., Princeton, NJ 08540 and is the current subadviser to the Funds pursuant to the Current Subadvisory Agreement dated May 1, 2007, as amended.

The chart below lists the amount NFA paid to BlackRock on behalf of each Fund for the fiscal year ended December 31, 2013:

Fund	Fees Paid
NVIT CardinalSM Managed Growth Fund	$128,197
NVIT CardinalSM Managed Growth & Income Fund	$68,622
NVIT Investor Destinations Managed Growth Fund	$79,285
NVIT Investor Destinations Managed Growth & Income Fund	$59,512

Administration, Transfer Agency and Fund Accounting Services

Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial, provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board.  NFM also serves as transfer agent and dividend disbursing agent for the Funds.  NFM’s address is 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

The chart below lists the amount of fees that each Fund paid to NFM for the fiscal year ended December 31, 2013.

Fund	Combined Administrator and Transfer Agent Fee
NVIT CardinalSM Managed Growth Fund	$29,090
NVIT CardinalSM Managed Growth & Income Fund	$22,826
NVIT Investor Destinations Managed Growth Fund	$24,186
NVIT Investor Destinations Managed Growth & Income Fund	$21,774

Distribution Services

Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, serves as the Trust’s principal underwriter pursuant to an underwriting agreement between NFD and the Trust dated May 1, 2007.  In its capacity as underwriter, NFD receives purchase orders and redemption requests relating to shares of the Funds.  In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities.  NFD’s address is 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

The chart below lists the amount of fees that each Fund paid to NFD for the fiscal year ended December 31, 2013.

Fund	Distribution Fee
NVIT CardinalSM Managed Growth Fund	$113,694
NVIT CardinalSM Managed Growth & Income Fund	$56,041
NVIT Investor Destinations Managed Growth Fund	$85,617
NVIT Investor Destinations Managed Growth & Income Fund	$57,925

Custodian

JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement.  The Custodian performs no managerial or policymaking functions for the Funds.

EXHIBITS TO PROXY STATEMENT

EXHIBITS

Exhibit A – Share Information as of June 23, 2014

Exhibit B – Form of Subadvisory Agreement between the Trust, NFA and NWAM

Exhibit C –Principal Executive Officers and Directors of NFA and NWAM

Exhibit D – Principal Shareholders as of June 23, 2014

EXHIBIT A

Share Information as of June 23, 2014

Fund	Number of Shares Outstanding
NVIT CardinalSM Managed Growth Fund Class I Class II Total
NVIT CardinalSM Managed Growth & Income Fund Class I Class II Total
NVIT Investor Destinations Managed Growth Fund Class I Class II Total
NVIT Investor Destinations Managed Growth & Income Fund Class I Class II Total

A-1

EXHIBIT B

Form of Subadvisory Agreement between the Trust, NFA and NWAM

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (this “Agreement”) is made and entered into effective the ________ day of ____________, 2014, by and among NATIONWIDE VARIABLE INSURANCE TRUST (the “Trust”), a Delaware statutory trust, NATIONWIDE FUND ADVISORS (the “Adviser”) a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and NATIONWIDE ASSET MANAGEMENT, LLC, an Ohio limited liability company (the “Subadviser”), and also registered under the Advisers Act.

W I T N E S S E T H:
               WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

 WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated of the 1st day of May, 2007 (the “Advisory Agreement”), been retained to act as investment adviser for certain of the series of the Trust that are listed on Exhibit A to this Agreement (each, a “Fund”);

WHEREAS, the Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Trust and the Adviser each represent that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

                1.            Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund that the Adviser from time to time upon reasonable prior notice allocates to, and puts under the control of, the Subadviser (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement. The Subadviser hereby accepts such appointment and, in such capacity, agrees to be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust cannot object to such activities.

                2. Duties of Subadviser.

(a)           Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to purchase, hold, and sell securities that make up the Subadviser Assets, to monitor on a continuous basis the performance of the Subadviser Assets, and to conduct a continuous program of investment, evaluation and, if appropriate, reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available or to become available for investment, and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)           Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws and the Prospectus, the instructions and directions received in writing from the Adviser or the Trustees of the Trust or the 1940 Act, the Code, and all other federal and state laws and regulations that are applicable to the services provided by the Subadviser hereunder. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent the matters addressed therein may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

 The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus is and will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner after Adviser’s reasonable request (or, without Adviser’s request, upon the occurrence of a material change to information previously provided by the Subadviser), such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust’s Registration Statement on Form N-1A.

(c)           Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee (for which the Subadviser shall remain liable), shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)            Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)            Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment (including without limitation purchase and sale of the Subadviser Assets) with or through such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting an investment transaction in the Subadviser Assets that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)            Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser, or both, may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)            Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)           Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and in person on a less frequent basis as agreed upon by the parties.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act, and any respective rule or regulation thereunder.

(i)            Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.            Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.            Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.            Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto. Such fees will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

6.            Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

                           (a) The Subadviser is registered as an investment adviser under the Advisers Act;

       (b) The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c) The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(e) The Form ADV of the Subadviser previously provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7.            Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the National Futures Association or is not required to file such exemption;

(c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e) The Form ADV of the Adviser previously provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f) The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of each of the Trust’s mutual fund series, including without limitation the Adviser’s entering into and performing this Agreement.

                8.            Representations and Warranties of the Trust. The Trust represents and warrants to the Adviser and the Subadviser as follows:

(a) The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(b) The Trust is registered as an investment company under the 1940 Act and has elected to qualify and has qualified, together with the Fund, as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act;

(c) The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust; and

(d) The Trust acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement.

9.           Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to the recitals above and Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.            Liability and Indemnification.

(a)            Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement. Notwithstanding the foregoing, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard on the part of the Subadviser in the performance of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to the Fund, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement. Notwithstanding the foregoing, and except as set forth in Section 10(c) below, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard on the part of the Adviser of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

(b)           Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Trust shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

(c)           The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of the Fund not managed by Subadviser, or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to the Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement. The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

11.            Duration and Termination.

(a)            Duration. Unless sooner terminated, this Agreement shall continue until May 1, 2009 with respect to any Fund covered by this Agreement initially and, for any Fund subsequently added to this Agreement, an initial period of no more than two years that terminates on the second May 1st that occurs following the effective date of this Agreement with respect to such Fund, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)           Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)     By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not less than 60 days’ written notice to the Subadviser;

(ii)    By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(iii)   By the Subadviser upon not less than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.            Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.            Reference to Adviser and Subadviser.

 (a)           Neither the Adviser nor any Affiliate or agent of the Adviser shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to the Fund or the Adviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

(b)          Neither the Subadviser nor any Affiliate or agent of it shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided to the Adviser or by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.            Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.            Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)           Authorized. The Adviser or the Trust has authorized such disclosure;

(b)           Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)           Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)           Already Known. Such information already was known by the party prior to the date hereof;

(e)           Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)            Independently Developed. The party independently developed such information.

16.            Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(	(a)	If to the Subadviser:
Nationwide Asset Management, LLC
One Nationwide Plaza
Columbus, OH 43215
Attention: Office of General Counsel/Investments
Facsimile: (614) 677-2285

	(b)	If to the Adviser:
Nationwide Fund Advisors
1000 Continental Drive
Suite 400
King of Prussia, PA 19406
Attention: Legal Department
Facsimile: (484) 530-1323

	(c)	If to the Trust:
Nationwide Variable Insurance Trust
1000 Continental Drive Suite 400
King of Prussia, PA 19406
Attention: Legal Department
Facsimile: (484) 530-1323

17.            Jurisdiction. This Agreement shall be governed by and construed in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

18.            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.            Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.           Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.            Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.            Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof

23.            Nationwide Variable Insurance Trust and its Trustees. The terms “Nationwide Variable Insurance Trust” and the “Trustees of Nationwide Variable Insurance Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Amended and Restated Agreement and Declaration of Trust made and dated as of October 28, 2004, as has been or may be amended and/or restated from time to time, and to which reference is hereby made.

24.            Multi-Manager Funds. In connection with securities transactions for the Fund, the Subadviser that is (or whose affiliated person is) entering into the transaction, and any other investment manager that is advising an affiliate of the Fund (or portion of the Fund) (collectively, the “Managers” for the purposes of this section) entering into the transaction are prohibited from consulting with each other concerning transactions for the Fund in securities or other assets and, if both Managers are responsible for providing investment advice to the Fund, the Manager’s responsibility in providing advice is expressly limited to a discrete portion of the Fund’s portfolio that it manages.

This prohibition does not apply to communications by the Adviser in connection with the Adviser’s (i) overall supervisory responsibility for the general management and investment of the Fund’s assets; (ii) determination of the allocation of assets among the Manager(s), if any; and (iii) investment discretion with respect to the investment of Fund assets not otherwise assigned to a Manager.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

TRUST
NATIONWIDE VARIABLE INSURANCE TRUST

By:________________________________________

Name:
Title:

ADVISER
NATIONWIDE FUND ADVISORS

By:________________________________________

Name:
Title:

SUBADVISER
NATIONWIDE ASSET MANAGEMENT, LLC

By:________________________________________

Name:
Title:

EXHIBIT A TO
SUBADVISORY AGREEMENT
AMONG
NATIONWIDE VARIABLE INSURANCE TRUST,
NATIONWIDE FUND ADVISORS
AND NATIONWIDE ASSET MANAGEMENT, LLC

Effective __________, 2014

Funds of the Trust	Subadvisory Fees
NVIT Core Bond Fund	0.15% on Subadviser Assets up to $250 million; 0.125% on Subadviser Assets of $250 and more but less than $1 billion; 0.10% on Subadviser Assets of $1 billion and more

NVIT Short Term Bond Fund	0.10% on Subadviser Assets up to $250 million; 0.0875% on Subadviser Assets of $250 and more but less than $1 billion; 0.075% on Subadviser Assets of $1 billion and more

NVIT Cardinal Managed Growth Fund	$250,000 annually on all Subadviser Assets
NVIT Cardinal Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

EXHIBIT B TO
SUBADVISORY AGREEMENT
AMONG
NATIONWIDE VARIABLE INSURANCE TRUST,
NATIONWIDE FUND ADVISORS
AND NATIONWIDE ASSET MANAGEMENT, LLC

This Exhibit B shall relate solely to the following series of the Trust:
•	NVIT Cardinal Managed Growth Fund
•	NVIT Cardinal Managed Growth & Income Fund
•	NVIT Investor Destinations Managed Growth Fund
•	NVIT Investor Destinations Managed Growth & Income Fund
•	NVIT Managed American Funds Asset Allocation Fund
•	NVIT Managed American Funds Growth-Income Fund

Each of the aforementioned series shall be referred to herein as a “Managed Fund,” and collectively as the “Managed Funds.”

Each Managed Fund consists of two main components.  The Core Sleeve, which constitutes a majority of each Managed Fund’s assets, operates as a fund-of-funds.  The remainder of each Managed Fund consists of a separate sleeve known as the “Volatility Overlay,” which invests in short-term fixed-income securities and cash and uses stock index futures to hedge against stock market risks and/or to increase or decrease a Managed Fund’s overall exposure to equity markets.  The short-term fixed-income securities and cash will be used to meet margin requirements and to otherwise provide collateral for each Volatility Overlay’s futures positions.

In contrast to its obligations under the Subadvisory Agreement with respect to other series of the Trust, the Subadviser’s role as subadviser to the Managed Funds shall be more limited, as more particularly described herein.  Management of each Managed Fund’s Volatility Overlay, and the decisions of whether to increase or decrease a Volatility Overlay’s equity exposure, will be determined by a proprietary algorithm that was developed by Nationwide Life Insurance Company.  The Adviser shall administer the algorithm and make the necessary calculations that will determine each Managed Fund’s overall exposure to equity markets.  The Adviser will not simply provide the Subadviser with trade instructions.  Instead, on a day-to-day basis the Adviser will advise the Subadviser of the index notional exposure required for each futures position, expressed as a percentage of each Managed Fund’s total assets.  Upon receipt of such advice, the Subadviser shall be responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations.  The Subadviser shall also be responsible for maintaining all outstanding margin accounts with futures commission merchants for which the Adviser has granted Subadviser trading authority and residual cash, although to the extent that residual cash is invested in a money market fund cash sweep vehicle or other cash sweep vehicle, the Adviser shall select the cash sweep vehicle in which such cash would be invested.  The Subadviser also will be required to monitor the value of each Managed Fund’s futures positions and short-term investments/cash positions.  The details of the daily communications among the Adviser, the Subadviser and the Managed Funds’ other service providers (as applicable), along with the activities related thereto, are more specifically provided in a separate Service Level Document.

In view of the Subadviser’s more limited role as subadviser to each Managed Fund’s Volatility Overlay, the Adviser recognizes that the Subadviser’s compliance with certain provisions of the Subadvisory Agreement is not possible.  Accordingly, pursuant to Section 2(b) of the Subadvisory Agreement, the Adviser provides the Subadviser with the following instructions and directions with respect to each Managed Fund:

1.
The Subadviser’s obligations under Section 2(a), entitled “Duties of Subadviser – Investments,” shall not apply to the extent inconsistent with the Subadviser’s provision of services as described herein.

2.
The Adviser, and not the Subadviser, shall be responsible for performing quarterly and annual tax compliance tests to ensure that each Managed Fund is in compliance with Subchapter M and Section 817(h) of the Internal Revenue Code.

3.	The Adviser, and not the Subadviser, shall be responsible for the voting of proxies of issuers whose securities are held in each Managed Fund.

4.	The Adviser, and not the Subadviser, shall be responsible for the segregation of assets and the monitoring thereof in compliance with Section 18(f) of the Investment Company Act of 1940.

5.
The Adviser has claimed exclusion from the definition of “commodity pool operator” under Rule 4.5 of the Commodity Exchange Act and is therefore exempt from registering as a commodity pool operator.  The Adviser, and not the Subadviser, shall be responsible for monitoring of futures positions for purposes of compliance with the de minimis trading thresholds in Rule 4.5.

With the exception of these items specified above, all of the Subadvisers obligations under the Subadvisory Agreement shall continue in full force and effect.  The Subadviser shall not be liable, and the Adviser agrees to hold the Subadviser harmless, for any act (or failure to act) the Subadviser takes in reasonable reliance on the terms of this Exhibit B.

EXHIBIT C

Principal Executive Officers and Directors of NFA and NWAM

The name, address and principal occupation of each of the principal executive officers and directors of NFA and NWAM are set forth below.

Name and Address	Principal Occupation	Position with NFA	Position with Funds

Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President and Chief Executive Officer

Stephen T. Grugeon	Executive Vice President and Chief Operating Officer of Nationwide Funds Group	Director, Executive Vice President and Chief Operating Officer	Executive Vice President
Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Senior Vice President, General Counsel and Assistant Secretary	Secretary
Jennifer Tiffany Grinstead	Vice President of Nationwide Funds Marketing	Chief Marketing Officer	Chief Marketing Officer

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Assistant Secretary

Brian Hirsch	Nationwide Funds Group Chief Compliance Officer.	Chief Compliance Officer	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Craig D. Stokarski	Associate Vice President of Nationwide Funds Group	Treasurer	N/A

C-1

The name, address and principal occupation of each of the principal executive officers and directors of NWAM are set forth below.

Name and Address	Principal Occupation	Position with NWAM	Position with Funds

Harry H. Hallowell	Chief Investment Officer, Nationwide Investments	Manager, President	N/A

Mark W. Bursinger	Investment Leader, Nationwide Investments	Manager, Vice President	N/A

Thomas M. Powers	Investment Leader, Nationwide Investments	Manager, Vice President	N/A

Steven Chenenko	Investment Leader, Nationwide Enterprise	Vice President	N/A

Timothy J. Dwyer	Vice President and Assistant Treasurer, Nationwide Enterprise	Vice President and Treasurer	N/A

Kathy R. Richards	Associate Vice President, Corporate Governance and Assistant Secretary, Nationwide Enterprise	Associate Vice President and Secretary	N/A

Parag H. Shah	Associate Vice President, Corporate Governance and Assistant Secretary, Nationwide Enterprise	Associate Vice President and Assistant Secretary	N/A

David A. Verbance	Investment Leader, Nationwide Investments	Vice President	N/A

Kevin D. Grether	Assistant Vice President and Chief Compliance Officer, NWAM	Chief Compliance Officer	N/A

C-2

EXHIBIT D

Principal Shareholders as of June 23, 2014

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percent of the Class held by Shareholder
NVIT CardinalSM Managed Growth Fund Class I Class II Total
NVIT CardinalSM Managed Growth & Income Fund Class I Class II Total
NVIT Investor Destinations Managed Growth Fund Class I Class II Total
NVIT Investor Destinations Managed Growth & Income Fund Class I Class II Total

PROXY TABULATOR [ADDRESS] [CITY, STATE ZIP CODE]	VOTE BY PHONE • Read the Proxy Statement and have this card at hand • Call toll-free [Phone #] • Follow the recorded instructions • Do not return this paper ballot	VOTE ON THE INTERNET • Read the Proxy Statement and have this card at hand • Log on to [Website address] • Follow the on-screen instructions • Do not return this paper ballot	VOTE BY MAIL • Read the Proxy Statement and have this card at hand • Check the appropriate boxes on reverse • Sign and date proxy card • Return promptly in the enclosed envelope
Your prompt response will save your Fund the expense of additional mailings.

Nationwide Variable Insurance Trust

FUND/INSURANCE COMPANY NAME PRINTS HERE	SPECIAL MEETING OF SHAREHOLDERS PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) ____, ____, and _____, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of the Nationwide Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on Wednesday, September 3, 2014, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE

Date:____________________________

Signature(s) (Title(s), if applicable)                       (Sign in the Box)

NOTE: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.
TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.

 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL(S).

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.  To approve a Subadvisory Agreement between Nationwide Varaible Insurance Trust, Nationwide Fund Advisors, and Nationwide Asset Management, LLC
on behalf of each of the NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Investor  Destinations Managed
Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund.

FOR	AGAINST	ABSTAIN
□	□	□
2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Important  Notice  Regarding  the  Availability  of  Proxy  Materials  for  the  Special  Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

NATIONWIDE VARIABLE INVESTMENT TRUST VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 3, 2014
The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the "Company") and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on September 3, 2014 and at any adjournments thereof, all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your separate  account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund(s) actually received from contract owners in the separate account, or the Company will  not vote all shares attributable to your account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania, 19406
(800) 848-6331

NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

NOTICE OF INTERNET AVAILABILITY OF PROXY STATEMENT

This communication presents only an overview of the more complete proxy statement that is available to you on the internet relating to the NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund (the “Funds”) of Nationwide Variable Insurance Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: Proxy Statement

The Board of Trustees of the Trust is requesting your vote at the Special Meeting of Shareholders of the Funds to be held on September 3, 2014, or any adjournments thereof.  You are being asked to approve a Subadvisory Agreement between the Trust, Nationwide Fund Advisors (“NFA”), and Nationwide Asset Management, LLC (“NWAM”), on behalf of each Fund.  The Trust is an investment company registered under the Investment Company Act of 1940 (the “1940Act), which requires that a new investment advisory agreement (or subadvisory agreement, except in certain instances in which special exemptive relief has been obtained from the Securities and Exchange Commission) must be approved by a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) to take effect.  If approved by shareholders, NFA will terminate and replace the Funds’ current subadviser, BlackRock Investment Management, LLC, with NWAM.  NWAM will then serve as subadviser to the Funds and provide day-to-day portfolio management to a portion of each Fund.  The Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the proxy statement, to make the proxy statement available to you online.

The full proxy statement will be available on the Funds’ website at [________________] until [________________], 2014.  A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at [________________].

If you want to receive a paper or e-mail copy of the above listed document, you must request one.  There is no charge to you for requesting a copy.